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                                                                    EXHIBIT 23.1







                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-56428) of American Physicians Capital, Inc. of our report dated March 9, 2002 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


PricewaterhouseCoopers LLP


Grand Rapids, Michigan
March 25, 2002